SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              Mark Solutions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


_______________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                              MARK SOLUTIONS, INC.
                            Parkway Technical Center

                                1515 Broad Street
                          Bloomfield, New Jersey 07003
                             ______________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                December 17, 1999
                             ______________________



To the Shareholders of
 Mark Solutions, Inc.

       NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Mark Solutions, Inc. (the "Company") will be held at its offices at 1515 Broad Street, Bloomfield, New Jersey 07003, on December 17, 1999 at 10:00 a.m. for the following purposes:

              1.   To elect six directors;

              2. To consider and act upon such other business as may properly come before the Annual Meeting.

       Only shareholders of record at the close of business on October 20, 1999 are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting.

       You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are urged to date and sign the enclosed proxy card and promptly return it in the enclosed reply envelope (which requires no postage if mailed in the United States) so that your shares may be voted for you.


By Order of the Board of Directors,

CARL COPPOLA,
Chairman


Dated: Bloomfield, New Jersey
       October 26, 1999

                              MARK SOLUTIONS, INC.
                            Parkway Technical Center
                                1515 Broad Street
                          Bloomfield, New Jersey 07003
                             ______________________

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                December 17, 1999

                             ______________________

      This Proxy Statement and accompanying proxy card are being furnished to the shareholders of Mark Solutions, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at its offices at 1515 Broad Street, Bloomfield, New Jersey 07003, on December 17, 1999 at 10:00 a.m. At the Annual Meeting the shareholders will consider the following proposals: (i) the election of six (6) directors and (ii) such other business as may properly come before the Annual Meeting.

      This Proxy Statement and accompanying proxy card are being distributed to shareholders on or about October 29, 1999.

                           PROXIES; VOTING SECURITIES

      Only holders of shares of common stock, $.01 par value, of the Company (the "Common Stock") of record at the close of business on October 20, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date there were issued and outstanding 5,618,113 shares of Common Stock, held by approximately 196 shareholders of record. Each share of Common Stock entitles the holder thereof to one vote. Holders of Common Stock are not entitled to cumulative voting rights.

      The presence, in person or by proxy, of a majority of the outstanding Common Stock is required to constitute a quorum at the Annual Meeting. Abstentions are counted for purposes of determining a quorum. The election of directors will be determined by a plurality of votes, with the six nominees receiving the most votes being elected. Other proposals to come before the Annual Meeting will require the affirmative vote of a majority of the Common Stock present and voting at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on these matters.

      Proxies in the form enclosed, if properly submitted and not revoked prior to or at the Annual Meeting, will be voted in accordance with the instructions indicated in such proxies. Proxies properly submitted which do not indicate voting instructions will be voted FOR the election of the named nominees as directors.

      A proxy may be revoked by (i) delivery of a written statement to the Secretary of the Company stating that such proxy is revoked, (ii) by a subsequently dated proxy duly executed and presented at or prior to the Annual Meeting, or (iii) voting in person at the Annual Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, six directors of the Company are to be elected, each to serve for a term of one year and until their respective successors are elected and qualified. All of the nominees currently serve as directors of the Company.

     Unless authority is specifically withheld, proxies will be voted FOR the election of the nominees named below. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not anticipated), proxies will be voted in favor of the remaining nominees and may also be voted for substitute nominees.



                                   Positions with Company and Principal                                      Director
 Name                      Age     Occupations And Current Public Directorships                           Since
 -----------              -----    ------------------------------------------------------------          ----------
Carl  Coppola(1)          59       Chairman of the Board, President, Chief Executive Officer             1984
                                   the Company and its predecessors since 1984.  President  and Chief
                                   Executive Officer of Mark Lighting  Fixture Co.,  Inc.,
                                   an unaffiliated entity, for more  than 30 years.

Richard Branca(2)         51       President and Chief Executive Officer of Bergen                       1992
                                   Engineering Co., a construction company since 1980.

Ronald E. Olszowy         53       President and Chief Executive Officer of Nationwide                   1992
                                   Bail Bonds, which provides bail, performance and
                                   fidelity bonds since 1966.  President of Interstate
                                   Insurance Agency since 1980.

William Westerhoff(1)     61       Retired since June 1992.  Prior thereto, Partner of Sax,              1992
                                   Macy, Fromm & Co., certified public accountants
                                   for more than five years.

Michael Nafash            38       Chief Financial Officer of the Company since January                  1995
                                   1998.  From February 1994 to January 1998,  President
                                   and Chief Executive Officer of Evolutions, Inc. (OTC),
                                   an environmental oriented apparel  company.  On January
                                   5, 1998, Evolutions, Inc. filed a Chapter 7 bankruptcy
                                   petition (Case No. 98-20010) in  the U.S. Bankruptcy Court in Newark, New Jersey.  From June 1992 to June 1996,
                                   employed by Pure Tech  International, Inc., a plastics and metal recycling company, including as Chief Financial Officer from October 1993 to March 1995.

Yitz Grossman             43       President and Chairman of Target Capital Corporation, a               1997
                                   financial consulting company since 1983.

______________________

(1) Member of the Compensation Committee
(2) Member of the Audit Committee


The Board of Directors Unanimously Recommends That Shareholders Vote
                               FOR the Nominees.

Board of Directors and Committees

      The business of the Company is managed under the direction of the Board of Directors. During the fiscal year ended June 30, 1999, the Board of Directors met four times. In addition the Board took action by unanimous written consent on one occasion. Each member of the Board of Directors participated in at least 75% of all meetings held during fiscal 1999.

      The Board of Directors has established audit and compensation committees. The function of those committees, their current members and the number of meetings held or actions taken are described below.

      Audit Committee.  The Audit Committee recommends to the Board of Directors
      ----------------
the firm to be appointed as the Company's independent public accountants and monitors the performance of such firm. In addition, the committee reviews and approves the scope of the annual audit and reviews and evaluates issues having a potential financial impact on the Company which are brought to its attention by management, the independent public accountants or the Board of Directors. The Audit Committee also reviews all public financial reporting documents of the Company. Mr. Branca currently is the sole member of the Audit Committee. The Audit Committee met on October 26, 1999 to review the audit and public filings for the fiscal year ended 1999. The Audit Committee plans to meet at least once a year to review the year end results and audit of the Company and to review quarterly reports when available.

      Compensation   Committee.   The  Compensation  Committee  establishes  the
      -------------------------
compensation policies for executive officers of the Company, evaluates and approves the compensation of the Chief Executive Officer and reviews his recommendations as to the compensation of the other executive officers. The Compensation Committee also administers the Company's 1993 Incentive Stock Option Plan. Messrs. Coppola and Westerhoff currently are members of the Compensation Committee. The Compensation Committee met on September 21, 1999 to review the fiscal year ended June 30, 1999 compensation arrangements and to consider compensation plans for the future. The Compensation Committee plans to meet at least once a year to review the compensation arrangements of the Company's executive officers.

      The Company does not have a nominating or executive committee. The customary functions of these committees are performed by the Board of Directors as a whole.

Director's Compensation

      Each outside director receives a $1,000 fee and is reimbursed for travel expenses for each meeting attended. The fees will be accrued but remain unpaid until the Company's financial condition sufficiently improves as determined by Mr. Coppola. The Company has established a policy of granting stock options to directors exercisable at the closing sales price of the Common Stock on the date of grant. No options were granted to the directors in fiscal 1999. Future compensation policies will be reviewed annually based upon the Company's financial condition and results of operations.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company's equity securities including its Common Stock and to furnish the Company with such reports.

      To the Company's knowledge during the fiscal year ended June 30, 1999, all
Section 16(a) filing requirements were satisfied except that Mr. Coppola made three late filings for six purchases of Common Stock made during fiscal 1999.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

      The following table sets forth certain information with respect to each beneficial owner of 5% or more of the Common Stock, each Director/Nominee of the Company, each executive officer of the Company who is named in the Summary Compensation Table below and all executive officers and Directors/Nominees as a group as of October 20, 1999. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.


                                      Number of                   % of Shares
Beneficial Owner                    Shares Owned                  Outstanding
----------------                    ------------                  -----------
Carl C. Coppola
% Mark Solutions, Inc.
1515 Broad Street
Bloomfield NJ 07003                  850,392 (1)                      14.2%

William Westerhoff                    40,000 (2)                       (4)

Richard Branca                        56,250 (2)                       (4)

Michael Rosenberg                     80,975 (3)                       1.4%

Ronald E. Olszowy                     52,500 (2)                        (4)

Leonid Futerman                       99,750 (5)                       1.7%

Michael Nafash                        53,375 (6)                        (4)

Yitz Grossman                         29,833 (7)                        (4)

All executive officer
and directors as a group
(8 persons)                         1,311,575(8)                      20.5%
----------------------------

(1) Includes 15,800 shares held in trust for the benefit of three children of Mr. Coppola. Mr. Coppola disclaims beneficial ownership of these shares. Also includes 359,300 shares of Common Stock issuable pursuant to options which are presently exercisable.
(2) Represents or includes 49,300 shares of Common Stock issuable pursuant to options which are presently exercisable.
(3) Includes 66,250 shares of Common Stock issuable pursuant to options which are presently exercisable.
(4) Less  than 1%
(5) Includes 97,500 shares of Common Stock issuable pursuant to options which are presently exercisable.
(6) Includes 61,800 shares of Common Stock issuable pursuant to options which are presently exercisable.
(7) Includes 4,833 shares held in a charitable trust of which Mr.Grossman serves as one of the trustees. Mr. Grossman disclaims beneficial ownership of these shares. Also includes 34,300 shares of Common Stock issuable pursuant to options which are presently exercisable.
(8) Includes 767,050 shares of Common Stock issuable pursuant to warrants or options which are presently exercisable.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth the amount of all compensation paid to each of the Company's executive officers whose compensation exceeded $100,000, including its Chief Executive Officer, for the Company's last three fiscal years ended June 30.

============================= ======================================== ===================================== ===============
                                                                              Long Term Compensation
                                        Annual Compensation                       Awards/Payouts
============================= ======================================== ===================================== ===============
Name and Principal                                                     Restricted
Position                                               Other Annual       Stock       Options/    LTIP         All other
                       Year   Salary ($)  Bonus ($)    Compensation     Awards $       SARS #      Payouts    compensation
--------------------- ------- ----------- ---------- ----------------- ------------ ------------- ---------- --------------
Carl Coppola,          1999     $200,000        -0-               -0-          -0-           -0-        -0-             -0-
President & CEO        1998      200,000        -0-               -0-          -0-        50,000        -0-             -0-
                       1997      300,000        -0-               -0-          -0-       187,500        -0-             -0-
--------------------- ------- ----------- ---------- ----------------- ------------ ------------- ---------- --------------

Michael Nafash,  CFO   1999      100,000        -0-               -0-          -0-           -0-        -0-             -0-
                       1998       50,000        -0-               -0-          -0-        37,500        -0-             -0-
--------------------- ------- ----------- ---------- ----------------- ------------ ------------- ---------- --------------
Michael Rosenberg,     1999      122,892        -0-               -0-          -0-        37,500        -0-             -0-
Vice President         1998       88,055        -0-               -0-          -0-           -0-        -0-             -0-
                       1997       79,519        -0-               -0-          -0-           -0-        -0-             -0-
--------------------- ------- ----------- ---------- ----------------- ------------ ------------- ---------- --------------
Leonid Futerman,       1999      160,052        -0-               -0-          -0-        62,500        -0-             -0-
Vice President         1998       97,137        -0-               -0-          -0-           -0-        -0-             -0-
                       1997       90,455        -0-               -0-          -0-           -0-        -0-             -0-
--------------------- ------- ----------- ---------- ----------------- ------------ ------------- ---------- --------------



Options/SAR Grants in Fiscal Year 1999

     The following table sets forth grants of stock options to the named executive officers in the Summary Compensation Table for the fiscal year ended June 30, 1999.


================================================================================================== ====================
                                                                                                        Potential
                                                                                                    Realizable Value
                                                                                                       at Assumed
                                                                                                     Annual Rates of
                                                                                                       Stock Price
                                                                                                    Appreciation for
                                                                                                     Option Term (1)
============================ ============== ==================== =============== ================= ========= ==========
                                            % of Total Options
                                Options         Granted to          Exercise
                                Granted        Employees in          Price          Expiration
Name                            (#)(2)          Fiscal Year          ($/Sh)            Date         5% ($)    10%($)
---------------------------- -------------- -------------------- --------------- ----------------- --------- ---------
Michael Rosenberg               37,500             25.0%             $4.00           09/16/01       23,625    49,650
---------------------------- -------------- -------------------- --------------- ----------------- --------- ---------
Leonid Futerman                 62,500             41.7%             $4.00           09/16/01       39,406    95,775
---------------------------- -------------- -------------------- --------------- ----------------- --------- ---------

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or differences in vesting periods.

(2)  The closing sales price on date of option grants was $4.00 per share.

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or differences in vesting periods. (2) The closing sales price on date of option grants was $4.00 per share. 1999 Fiscal Year End Option Values

         The following table sets forth the value of options granted to the named officers in the Summary Compensation Table for the fiscal year ended June 30, 1999.


                         Number of Securities             Value of Unexercised
                        Underlying Unexercised            In-the-Money Options
                       Options at Fiscal year (#)       At Fiscal Year End ($)
Name                  Exercisable / Unexercisable    Exercisable / Unexercisable
-----------           ----------------------------   ---------------------------
Michael Rosenberg             37,500/-0-                        -0-(1)
Leonid Futerman               62,500/-0-                        -0-(1)

--------------------------------
(1) Based upon a closing sales price of $1.875 per share of Common Stock on September 30, 1999


Employment Agreements

         Pursuant to a three-year employment agreement expiring on June 30, 2000, Mr. Coppola receives an annual base salary of $200,000 and was granted three-year options to purchase 62,500 shares of Common Stock at an exercise price of $4.50, 62,500 shares of Common Stock at an exercise price of $8.00 and 62,500 shares at an exercise price of $11.00. In addition, Mr. Coppola is entitled to reimbursement of expenses not to exceed $15,000 annually and is provided with an automobile and maintenance and use reimbursement by Mark. Mr. Coppola's employment is terminable by Mark upon 90 days written notice and provides for a two-year non-compete period to take effect upon termination.

         Pursuant to a three-year employment agreement expiring on December 1, 2001, Mr. Rosenberg receives an annual base salary of $125,000 with salary increases of $25,000 per year on August 1, 1999 and 2000 and was granted three-year options to purchase 37,500 shares of Common Stock at an exercise price of $4.00. In addition, Mark provides Mr. Rosenberg with an automobile and maintenance and use reimbursement. Mr. Rosenberg's employment is terminable for cause by Mark upon written notice and provides for a one-year non-compete period to take effect upon termination.

         Pursuant to a three-year employment agreement expiring on December 1, 2001, Mr. Futerman receives an annual base salary of $150,000 with salary increases of $25,000 per year on August 1, 1999 and 2000 and was granted three-year options to purchase 62,500 shares of Common Stock at an exercise price of $4.00. In addition, Mark provides Mr. Futerman with an automobile and maintenance and use reimbursement. Mr. Futerman's employment is terminable for cause by Mark upon written notice and provides for a one-year non-compete period to take effect upon termination.

Report of the Board of Directors on Executive Compensation

       The compensation of the Chief Executive Officer of the Company is determined and evaluated by the Board of Directors. The Board's determinations regarding such compensation are based on a number of factors including (i) providing a level of compensation designed to retain a superior executive in a highly competitive environment, (ii) the individual's contribution to the Company and its operations, (iii) evaluation of the progress achieved as compared to prior periods in establishing the Company's competitive position, and (iv) consideration of the overall operating and financial performance of the Company during the relevant operating period as compared with prior operating periods.

      Compensation for the Company's other executive officers is determined based upon the recommendation of the Chief Executive Officer who considers the same factors considered by the Board of Directors in establishing the compensation of the Chief Executive Officer. The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended, since the Company has not and does not anticipate paying annual compensation in excess of $1,000,000 to any employee.

      The Company applies a consistent approach to compensation for all employees, including senior management. This approached is based on the believe that the achievements of the Company result from coordinated efforts of all employees working toward common objectives.

      As described above under "Employment Agreements" Mr. Coppola will receive an annual base salary of $200,000 through fiscal year end June 30, 2000.


                The Board of Directors

                Carl Coppola (Chairman)            William Westerhoff
                Richard Branca                     Michael Nafash
                Ronald E. Olszowy                  Yitz Grossman

                             STOCK PERFORMANCE GRAPH

      The following graph compares the total cumulative return on the Company's Common Stock during the five fiscal years ended June 30, 1999 with the cumulative total return on the Nasdaq Stock Market (US & Foreign) and NASDAQ Stocks (SIC 3400-3499 US Companies), assuming an investment of $100 in each on June 30, 1994 and the reinvestment of all dividends.


























SYMBOL               DATA POINTS                  06/30/94  06/30/95 06/28/96 06/30/97 06/30/98 06/30/99
------               -----------                  --------  -------- -------- -------- -------- --------
-------------------  Mark Solutions, Inc.           100.0     117.5    130.0     51.3     20.6     14.2

- - -  -----  - - -  Nasdaq Stock Market
                     (US & Foreign)                 100.0     132.6    169.2    205.5    268.3    379.0

- - - - - - - - - -  Nasdaq Stocks
                     (SIC 3400-3499 US Companies)
                     Fabricated Metal Products
                     except machinery
                     & transportation equipment     100.0    116.8    145.8    200.3    211.4    158.1



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company purchases lighting fixtures, fabricating services and other related services from Mark Lighting Fixture Co., Inc. ("Mark Lighting"), a company wholly owned by Carl Coppola, President and Chief Executive Officer of the Company. For the fiscal year ended June 30, 1999, the Company paid Mark Lighting $244,000 for such goods and services.

     In  connection   with  all  modular  steel  cell  projects   which  require
performance bonds, Mr. Coppola provides third party guarantees.

     In May 1998, the Company loaned Mr. Coppola $100,000 at 10% interest per annum. The loan was payable on demand and was repaid in full in September 1998.

     In June 1999, three officers of the Company made loans to Mark totaling $350,000. The loans were payable by September 1, 1999 with an interest rate of 10% per annum. These loans were repaid on September 1, 1999.

     See Executive Compensation - Employment Agreements - for a description of stock options granted to Michael Rosenberg and Leonid Futerman.

      Management believes that each of the foregoing transactions are on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                                  OTHER MATTERS

      The Company knows of no other business that will be presented for consideration at the Annual Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to those matters described in Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "Exchange Act"), including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the Annual Meeting. If any such matters are presented at the Annual Meeting, then the proxy agents named in the proxy card will have the discretionary authority to vote the shares in accordance with their best judgment.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The  accounting  firm of  Holtz  Rubenstein  & Co.,  LLP has  acted as the
Company's independent public accountants for the fiscal year ended June 30, 1999. The services provided by Holtz Rubenstein & Co., LLP to the Company for 1998 included the audit of the Company's annual consolidated financial statements, consultation with regard to Federal securities law financial filings and consultation on various tax, securities and other matters. Holtz Rubenstein & Co., LLP is expected to be selected as the Company's independent public accountants for the fiscal year ending June 30, 2000, however the final decision of the Board of Directors will be based on the recommendation of the Audit Committee and is customarily made by the Company near the end of its fiscal year.

      A representative of Holtz Rubenstein & Co., LLP is expected to be present at the Annual Meeting, have the opportunity to make a statement and to be available to respond to appropriate questions.

      On April 15, 1998, the Company terminated its former independent accountants, Sax Macy Fromm & Co., P.C. ("SMF"). The decision to change accountants was approved by the Company's Board of Directors. There were no disagreements between the Company and SMF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Company's last two fiscal years ended June 30, 1997 and through April 15, 1998. Neither of SMF's reports on the Company's financial statements for the fiscal years ended June 30, 1997 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


                             SOLICITATION OF PROXIES

      The Company will pay the cost of this solicitation which will be made primarily by mail. Proxies may also be solicited by directors, officers or employees of the Company without additional compensation, in person, or by telephone, facsimile or other similar means. The Company will, on request, reimburse shareholders who are brokers, dealers, banks, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of Common Stock they hold of record.


                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Any shareholder who wishes to present a proposal to be considered at the 2000 annual meeting of shareholders and who wishes to have such proposal receive consideration for inclusion in the Company's proxy statement must deliver such proposal in writing to the Company at Parkway Technical Center, 1515 Broad Street, Bloomfield, New Jersey 07003 not later than June 25, 2000. Any shareholder proposal must comply with the requirements of Rule 14a-8 under the Exchange Act.


                           ANNUAL REPORT AND FORM 10-K

      The 1999 Annual Report to Shareholders on Form 10-K for the fiscal year ended June 30, 1999, including financial statements, is being mailed herewith. If you did not receive a copy please advise the Company and another will be sent to you. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, as filed with the Securities and Exchange Commission, may be obtained without charge by any shareholder of record on the Record Date upon written request to the Company's executive offices, Attention: Corporate Secretary.


By Order of the Board of Directors,

CARL COPPOLA, Chairman

October 26, 1999
Bloomfield, New Jersey

PROXY                          MARK SOLUTIONS, INC.
                                1515 Broad Street
                          Bloomfield, New Jersey 07003

       This Proxy is being solicited on Behalf of the Mark Solutions, Inc.
                               Board of Directors

   The undersigned hereby appoints Carl C. Coppola and Cheryl Gomes, and either of them, as proxies, each of them with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Common Stock of Mark Solutions, Inc. ("Mark") held of record by the undersigned on October 20, 1999 or with respect to which the undersigned is otherwise entitled to vote or act, at the Annual Meeting of Shareholders to be held on December 17, 1999 (the "Annual Meeting"), or any adjournment thereof.

   1. ELECTION OF DIRECTORS .................. [  ]FOR all nominees listed below          [   ]  WITHHOLD authority
                                               (except as marked to the contrary below)    to vote for all nominees listed below

             (INSTRUCTION: To withhold authority for any individual,
                 mark the box next to the nominees name below.)
       Carl C.Coppola    [  ]   Richard Branca     [  ]  Michael Nafash     [  ]
       Ronald E. Olszowy [  ]   William Westerhoff [  ]  Yitz Grossman      [  ]

   2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof, upon matters incident to the conduct of the Annual Meeting and upon the election of substituted nominees for Director designated by the Board of Directors if one or more of the persons named above is unable to serve as a Director.

                   (To be signed and dated on the other side)
--------------------------------------------------------------------------------

                           (Continued from other side)

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL NO. 2.




                                               Dated:_____________________, 1999

                                               ________________________________
                                               Signature

                                               ________________________________
                                               Signature if held jointly


                                 Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.